================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): December 3, 1998
                                                        ----------------

                                   __________


                              ALLMERICA CORPORATION
                           -----------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-11714                  04-3263626
        --------                       -------                  ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer I.D.
of Incorporation)                                          Number)


                                   __________


          440 Lincoln Street, Worcester, Massachusetts       01653
          --------------------------------------------     ---------
           (Address of Principal Executive Offices)        (Zip Code)


                                  (508) 855-1000
               ------------------------------------------------
              Registrant's Telephone Number, including area code



                              Page 1 of  pages 5
                            Exhibit Index on page 5


================================================================================

Item 5. Other Events

     On December 3, 1998, Allmerica Financial Corporation issued a press release, a copy of which is attached as an exhibit hereto, relating to its acceptance for payment of the shares of Citizens Corporation tendered in response to the offer by Allmerica Financial to purchase all of the shares of common stock of Citizens that it did not already own. The tender offer expired at midnight, New York city time, on December 2, 1998.

Item 7.  Financial Statements and Exhibits

         Exhibit 99   Press release of Allmerica Financial dated
                      December 3, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLMERICA FINANCIAL CORPORATION



                                    By:        /s/ Edward J. Parry, III
                                        --------------------------------------
                                      Title: Vice President, Treasurer and
                                             Chief Financial Officer


Date:  December 3, 1998

Exhibit Index                                                   Page
-------------                                                   ----

Exhibit 99     Press release of Allmerica Financial dated
               December 3, 1998                                   6